MUTUAL RELEASE
In exchange for good and valuable consideration set forth in that certain Employment Agreement (the “Employment Agreement”) between the undersigned, Labeed S. Diab (“Employee”) and ATI Physical Therapy, Inc. (the “Company”), the sufficiency of which is hereby acknowledged, Employee, on behalf of Employee, Employee’s executors, heirs, administrators, assigns and anyone else claiming by, through or under Employee, irrevocably and unconditionally, releases, and forever discharges the Company, its predecessors, successors and related and affiliate entities, including, without limitation, parents and subsidiaries, and each of their respective directors, officers, employees, attorneys, insurers, agents and representatives (collectively, the “Released Parties”), from, and with respect to, any and all debts, demands, actions, causes of action, suits, covenants, contracts, wages, bonuses, damages and any and all claims, demands, liabilities, and expenses (including attorneys’ fees and costs) whatsoever of any name or nature both in law and in equity that Employee now has, ever had or may in the future have against the Released Parties with respect to Employee’s employment with, or service as an officer or director of, the Released Parties (severally and collectively, “Claims”), including but not limited to, any and all Claims in tort or contract, whether by statute or common law, and any Claims relating to salary, wages, bonuses and commissions, the breach of an oral or written contract, unjust enrichment, promissory estoppel, misrepresentation, defamation, and interference with prospective economic advantage, interference with contract, wrongful termination, intentional and negligent infliction of emotional distress, negligence, breach of the covenant of good faith and fair dealing, and Claims arising out of, based on, or connected with the termination of that Employee’s employment as set forth in the Employment Agreement, including any Claims for unlawful employment discrimination of any kind, whether based on age, race, sex, disability or otherwise, including specifically and without limitation, claims arising under or based on Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act, as amended; the Civil Rights Act of 1991; the Family and Medical Leave Act; the Americans with Disabilities Act, as amended; the Employee Retirement Income Security Act of 1974; the Equal Pay Act of 1963; the Illinois Human Rights Act; the Illinois Equal Pay Law; the rules under the Illinois Administrative Code relating to discrimination; the Chicago Ordinance on Human Rights; the Illinois Worker Adjustment and Retraining Notification Act; and the Cook County Ordinance on Human Rights; and any other local, state or federal equal employment opportunity or anti-discrimination law, statute, policy, order, ordinance or regulation affecting or relating to Claims that Employee ever had, now has, or claims to have against the Released Parties; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Employee does not release the Released Parties with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct. The Employee further waives any claims the Employee may have for employment by the Company and agrees not to seek such employment or reemployment by the Company in the future.
Employee warrants and represents that Employee has not assigned or transferred to any person or entity any of the Claims released by this Mutual Release, and Employee agrees to defend (by counsel of the Company’s choosing), and to indemnify and hold harmless, the Released Parties from and against any claims based on, in connection with, or arising out of any such assignment or transfer made, purported or claimed.

Except for obligations created by this Mutual Release and the Employment Agreement, the Company hereby covenants not to sue and fully releases Employee and Employee’s successors and assigns (the “Employee Releasees”), with respect to and from all actions, and claims of any kind, known or unknown, suspected or unsuspected, which the Company may now have or has ever had against any of the Employee Releasees, including all claims arising from Employee’s position as an officer, director or employee of the Company and the termination of that relationship, as of the date of this Mutual Release; except, in each case, with respect to Claims arising out of or otherwise relating to the purchase, ownership or sale of any equity securities of the Company or any successor thereof; provided, however, the Company does not release the Employee Releasees with respect to claims arising out of or relating to their fraud, gross negligence or willful misconduct.
As further consideration for Employee’s entering into the Employment Agreement and this Mutual Release, the Company covenants and agrees that for one (1) year after the date of this Mutual Release, the Company will instruct its directors and executive officers not to disparage Employee in any manner harmful to Employee’s business or personal reputation. As further consideration for the Company entering into the Employment Agreement and this Mutual Release, Employee covenants and agrees that for one year after the date of this Mutual Release, Employee will not disparage the Company in any manner harmful to the Company’s business reputation.
Notwithstanding anything to the contrary in this Mutual Release or the Employment Agreement, the foregoing release shall not cover, and Employee does not intend to release, any rights of indemnification under the Company’s Certificate of Incorporation (the “Certificate”) or Bylaws (the “Bylaws”) or Operating Agreement (the “Operating Agreement”), as applicable, rights to directors and officers liability insurance, or any rights and obligations under the Employment Agreement. Employee further acknowledges that the Company’s obligations under the Certificate, Bylaws or Operating Agreement are, to the extent required therein, conditioned upon receipt by the Company of an undertaking by Employee to repay any applicable indemnification amount if it shall be determined by a court of competent jurisdiction by final judicial determination that Employee is not entitled to be indemnified by the Company under the Certificate, Bylaws or Operating Agreement.
The parties hereto agree that neither this Mutual Release, nor the furnishing of the consideration for this Mutual Release, shall be deemed or construed at any time to be an admission by the any Released Party or the Employee Releasees of any improper or unlawful conduct.
EMPLOYEE HAS READ THIS MUTUAL RELEASE AND BEEN PROVIDED A FULL AND AMPLE OPPORTUNITY TO STUDY IT, AND EMPLOYEE UNDERSTANDS THAT THIS IS A FULL, COMPREHENSIVE AND MUTUAL RELEASE AND INCLUDES ANY CLAIM UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE HAS BEEN ADVISED IN WRITING TO CONSULT WITH LEGAL COUNSEL BEFORE SIGNING THIS MUTUAL RELEASE AND THE EMPLOYMENT AGREEMENT, AND EMPLOYEE HAS CONSULTED WITH AN ATTORNEY. EMPLOYEE WAS GIVEN A PERIOD OF AT LEAST TWENTY-ONE DAYS TO CONSIDER SIGNING THIS

MUTUAL RELEASE, AND EMPLOYEE HAS SEVEN DAYS FROM THE DATE OF SIGNING TO REVOKE EMPLOYEE’S ACCEPTANCE BY DELIVERING TIMELY NOTICE OF EMPLOYEE’S REVOCATION TO THE COMPANY’S HUMAN RESOURCES DEPARTMENT AT ITS PRINCIPAL PLACE OF BUSINESS. EMPLOYEE IS SIGNING THIS MUTUAL RELEASE VOLUNTARILY, WITHOUT COERCION, AND WITH FULL KNOWLEDGE THAT IT IS INTENDED, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AS A COMPLETE AND FINAL RELEASE AND WAIVER OF ANY AND ALL CLAIMS. EMPLOYEE ACKNOWLEDGES AND AGREES THAT THE PAYMENTS SET FORTH IN THE EMPLOYMENT AGREEMENT ARE CONTINGENT UPON EMPLOYEE SIGNING THIS MUTUAL RELEASE AND WILL BE PAYABLE ONLY IF AND AFTER THE REVOCATION PERIOD HAS EXPIRED.
[SIGNATURE PAGE(S) TO FOLLOW]

Employee has read this Mutual Release, fully understand it and freely and knowingly agree to its terms.
Dated this 7th day of August , 2021.

_/s/ LABEED S. DIAB______________
Signature

_________________________________
Labeed S. Diab

AGREED AND ACCEPTED:

ATI Physical Therapy, Inc.

By: /s/ JOSEPH JORDAN

Title: Chief Financial Officer

Date: 8/10/2021

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